UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2021

NABORS ENERGY TRANSITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 41073	86-2916523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 West Greens Road, Suite 1200 Houston, Texas 77067
(Address of principal executive offices, including zip code)

(281) 874-0035
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	NETC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NETC	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NETC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 19, 2021, Nabors Energy Transition Corp. (the “Company”) completed its initial public offering (the “IPO”) of 27,600,000 units (the “Units”), including 3,600,000 Units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

On November 19, 2021, simultaneously with the closing of the IPO and pursuant to Private Placement Warrants Purchase Agreements, dated November 16, 2021, by and among the Company and the purchasers party thereto (the “Purchasers”), the Company completed the private sale of an aggregate of 13,730,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Purchasers. Each Private Placement Warrant is exercisable to purchase for $11.50 one share of Class A Common Stock.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $281,520,000, including $9,660,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of November 19, 2021 of the Company reflecting receipt of the proceeds upon the closing of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet, as of November 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2021

NABORS ENERGY TRANSITION CORP.

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	Chief Executive Officer, President and Secretary

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